SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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       Date of Report (Date of earliest event reported) November 28, 2000



                      INTERNATIONAL COSMETICS MARKETING CO.
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             (Exact name of registrant as specified in its charter)



                           Florida 0-27833 65-0598868
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             (State or other jurisdiction (Commission (IRS Employer or
               incorporation) File Number) Identification No.)

                6501 Northwest Park of Commerce Blvd., Suite 205
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                            Boca Raton, Florida 33487
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          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code (561) 999-8878
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

Effective November 15, 2000, Menderes Akdag was appointed as Chief Executive Officer of International Cosmetics Marketing Co. (the "Company")

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  None

         (b)  Exhibits

              (1) Employment Agreement dated as of November 15, 2000 by and between International Cosmetics Marketing Co. and Menderes Akdag.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       INTERNATIONAL COSMETICS MARKETING CO.


                                    By: /s/ Stephanie McAnly
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                                    Stephanie McAnly
                                    President


DATED: November 28, 2000